Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Dynegy Inc. ,,,,,,,
Date of Purchase,10/05/2016,,,,,,,
Underwriter From Whom Purchased,Morgan Stanley and
Company,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,4.53%,,,,,,,
"Commission, Spread or Profit",1.25%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Sprint Spectrum/SPEC I,,,,,,,
Date of Purchase,10/20/2016,,,,,,,
Underwriter From Whom Purchased,Goldman Sachs and
Company New York,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,2.69%,,,,,,,
"Commission, Spread or Profit",1.00%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Alliance Data Systems Corporation ,,,,,,,
Date of Purchase,10/24/2016,,,,,,,
Underwriter From Whom Purchased,BofA Merrill
Lynch,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,3.33%,,,,,,,
"Commission, Spread or Profit",2.00%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,"Live Nation Entertainment, Inc. ",,,,,,,
Date of Purchase,10/26/2016,,,,,,,
Underwriter From Whom Purchased,BofA Merrill
Lynch,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,2.24%,,,,,,,
"Commission, Spread or Profit",1.00%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Cooper-Standard Automotive Inc. ,,,,,,,
Date of Purchase,10/27/2016,,,,,,,
Underwriter From Whom Purchased,BofA Merrill
Lynch,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,9.08%,,,,,,,
"Commission, Spread or Profit",1.50%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Lamb Weston Holdings Inc. ,,,,,,,
Date of Purchase,11/01/2016,,,,,,,
Underwriter From Whom Purchased,Goldman Sachs and
Company New York,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,2.82%,,,,,,,
"Commission, Spread or Profit",1.40%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Lamb Weston Holdings Inc.,,,,,,,
Date of Purchase,11/01/2016,,,,,,,
Underwriter From Whom Purchased,Goldman Sachs and
Company New York,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,2.22%,,,,,,,
"Commission, Spread or Profit",1.40%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,The Servicemaster Company LLC,,,,,,,
Date of Purchase,11/03/2016,,,,,,,
Underwriter From Whom Purchased,Credit Suisse
Securities (USA) LLC,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,2.53%,,,,,,,
"Commission, Spread or Profit",1.50%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Bombardier Inc ,,,,,,,
Date of Purchase,11/16/2016,,,,,,,
Underwriter From Whom Purchased,BofA Merrill
Lynch,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$99.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,1.63%,,,,,,,
"Commission, Spread or Profit",1.50%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,EP Energy LLC and Everest Acquisition
Finance Inc. ,,,,,,,
Date of Purchase,11/17/2016,,,,,,,
Underwriter From Whom Purchased,Goldman Sachs and
Company New York,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,6.02%,,,,,,,
"Commission, Spread or Profit",1.50%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Hilton Grand Vacations Borrower LLC/Inc.
,,,,,,,
Date of Purchase,11/18/2016,,,,,,,
Underwriter From Whom Purchased,Goldman Sachs and
Company New York,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,5.97%,,,,,,,
"Commission, Spread or Profit",1.75%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Steel Dynamics Inc ,,,,,,,
Date of Purchase,11/29/2016,,,,,,,
Underwriter From Whom Purchased,BofA Merrill
Lynch,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,2.91%,,,,,,,
"Commission, Spread or Profit",1.25%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,NCL Corporation Ltd,,,,,,,
Date of Purchase,12/05/2016,,,,,,,
Underwriter From Whom Purchased,Barclays Capital
Inc.,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,6.20%,,,,,,,
"Commission, Spread or Profit",1.00%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Chesapeake Energy Corporation ,,,,,,,
Date of Purchase,12/06/2016,,,,,,,
Underwriter From Whom Purchased,Deutsche Bank
Securities,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$98.52,,,,,,,
Aggregate % of Issue Purchased by the
Firm,5.78%,,,,,,,
"Commission, Spread or Profit",1.00%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Antero Resources Corporation ,,,,,,,
Date of Purchase,12/07/2016,,,,,,,
Underwriter From Whom Purchased,Citigroup Global
Markets Inc.,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,2.18%,,,,,,,
"Commission, Spread or Profit",0.98%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,"RSP Permian, Inc. ",,,,,,,
Date of Purchase,12/12/2016,,,,,,,
Underwriter From Whom Purchased,Barclays Capital
Inc,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,5.40%,,,,,,,
"Commission, Spread or Profit",1.00%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Scotts Miracle-Gro Company ,,,,,,,
Date of Purchase,12/12/2016,,,,,,,
Underwriter From Whom Purchased,BofA Merrill
Lynch,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,9.77%,,,,,,,
"Commission, Spread or Profit",1.25%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Communications Sales & Leasing Inc. and CSL
Capital LLC,,,,,,,
Date of Purchase,12/12/2016,,,,,,,
Underwriter From Whom Purchased,Citigroup Global
Markets,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,5.02%,,,,,,,
"Commission, Spread or Profit",1.25%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Amerigas Partners LP and AmeriGas Finance
Corp. ,,,,,,,
Date of Purchase,12/13/2016,,,,,,,
Underwriter From Whom Purchased,Wells Fargo
Advisors LLC,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,6.00%,,,,,,,
"Commission, Spread or Profit",1.25%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Noble Holdings International Limited ,,,,,,,
Date of Purchase,12/14/2016,,,,,,,
Underwriter From Whom Purchased,Credit Suisse
Securities LLC,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$98.01,,,,,,,
Aggregate % of Issue Purchased by the
Firm,1.51%,,,,,,,
"Commission, Spread or Profit",1.00%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,
,,,,,,,,
,,,,,,,,
Sub-Adviser,J.P. Morgan Investment Management
Inc.,,,,,,,
Fund Name,PFI High Yield Fund I,,,,,,,
Issuer,Tesoro Corporation ,,,,,,,
Date of Purchase,12/15/2016,,,,,,,
Underwriter From Whom Purchased,Goldman Sachs and
Company New York,,,,,,,
Affiliated/Principal Underwriter of Syndicate,J.P.
Morgan Securities,,,,,,,
Purchase Price,$100.00,,,,,,,
Aggregate % of Issue Purchased by the
Firm,2.50%,,,,,,,
"Commission, Spread or Profit",1.00%,,,,,,,
Fair & Reasonable Commission (Y/N) (1),Y,,,,,,,